Exhibit 99.1

Investor Presentation Stephens Bank CEO Forum September 19, 2017

Forward Looking Statements Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation (“South State”) and Park Sterling Corporation (“Park Sterling”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State’s ability to complete the acquisition and integration of Park Sterling successfully; credit risk associated with commercial real estate, commercial business and construction lending; interest risk involving the effect of a change in interest rates on both of South State’s and Park Sterling’s earnings and the market value of the portfolio equity; liquidity risk affecting each bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, which subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting from changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarter ended March 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of South State’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents South State files with the SEC, and in Park Sterling’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarter ended March 31, 2017, which is on file with the SEC and available on the “Investor Relations” page linked to Park Sterling’s website, http://www.parksterlingbank.com, under the heading “Regulatory Filings” and in other documents Park Sterling files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDITIONAL INFORMATION In connection with the proposed transaction between South State and Park Sterling, South State will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling will be submitted to Park Sterling’s shareholders and South State’s shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292. PARTICIPANTS IN THE SOLICITATION South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

South State Corporation: SSB

Market Performance Since 2009 See Endnote 1 300% 250 200 150 100 50 -0 -50 -100 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 SSB SSB Total Return SNL Southeast U.S. Bank KRX 233% 192% 114% 73%

How We Operate the Company

Net Income $31.8 million $1.08 per diluted share Return on Average Assets 1.15% Return on Average Tangible Equity 14.16% Adjusted Net Income $34.6 million $1.18 per diluted share Adjusted Return on Average Assets 1.25% Adjusted Return on Average Tangible Equity 15.34% Cash dividend of $0.33 per common share 2nd Quarter 2017 Highlights See Endnote 2

2nd Quarter 2017 Highlights Net Loan Growth of 13.8% Annualized Adjusted Efficiency Ratio below 60% Asset Quality NPA’s/ Assets 0.31% Non-Acquired Net Charge-offs 0.05% See Endnote 2

Net Interest Margin In Millions In Millions

2nd Quarter 2017 Highlights In Millions Non Interest Income 3/31/2017 6/30/2017 Net Change Fees on Deposit Accounts 21.7 $ 22.2 $ 0.5 $ Mortgage Banking 5.6 5.2 (0.4) Wealth Management 5.9 6.4 0.5 Acquired Loan Recoveries 1.5 2.2 0.7 Other Income 1.7 1.5 (0.2) Total Non Interest Income 36.4 $ 37.5 $ 1.1 $

Average Interest Earning Assets In Millions Quarterly Averages Assets % of Earning Assets 3/31/2017 % of Earning Assets 6/30/2017 Net Change Short-Term Investments 2.6% 245 $ 2.7% 267 $ 22 $ Investment Securities 15.4 1,465 14.3 1,395 (70) Loans - Acquired 25.0 2,384 23.2 2,264 (120) Loans - NonAcquired 56.6 5,402 59.2 5,776 374 Total Loans 81.6 7,786 $ 82.5 8,040 $ 254 $ Loans Held for Sale 0.4 42 0.5 48 6 Total Interest Earning Assets 9,538 $ 9,750 $ 212 $

Branch Network Total branches 12/31/2009 48 Acquired 147 Consolidated or sold (66) Total branches 6/30/17 129 Average deposits per branch (in millions) 6/30/2009 $46 6/30/2017 70

Efficiency Ratio See Endnote 3

Earnings Per Diluted Share See Endnote 3

Capital Adequacy See Endnote 4 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% Tangible Common Equity/Assets Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio 9.1% 10.1% 12.0% 12.8% 13.4% 9.0% 9.5% 11.6% 11.8% 13.1% SSB (6/30/17) KRX Median (6/30/17)

Asset Quality NPLs / Loans NPAs / Assets ALLL / NPLs NCOs / Average Loans See Endnote 5 0.0% 0.8% 1.5% 2.3% 3.0% 2012 2013 2014 2015 2016 2Q 2017 2.50% 1.36% 1.02% 0.63% 0.43% 0.31% 0% 75% 150% 225% 300% 2012 2013 2014 2015 2016 2Q 2017 71.5% 81.2% 121.1% 181.8% 250.7% 297.4% 0.00% 0.25% 0.50% 0.75% 1.00% 2012 2013 2014 2015 2016 2Q 2017 0.73% 0.41% 0.16% 0.09% 0.06% 0.05%

Common Stock Dividends See Endnote 6

Tangible Book Value + Cumulative Dividends CAGR 8.9% $ $44.47 $29.90 $42.33 $18.66 $12.41 Cumulative Dividends TBV 15 year return 258% 0.00 10.00 20.00 30.00 40.00 50.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2Q 2017 Series1 Series2

Loan Portfolio Mix In Millions $3,631 $5,698 $5,723 See Endnote 7 $6,008 $ $6,684 $8,184

Total Loans by Type Linked Quarter Net Growth Annualized Commercial Nonowner 49% Occupied Construction & Land 15 Development Consumer Real 15 Estate C & I 8 Total Loans $8,184

CRE Concentration 6/30/2017 Regulatory Guideline Remaining Capacity Balance % of RBC Balance % of RBC CRE $2.1 200% $3.2 300% $1.1 Construction Land & Development $0.9 81% $1.1 100% $0.2 In Billions See Endnote 8

Total Loans by Market Linked Quarter Net Growth (Annualized) Charlotte 58% Coastal 12 Greenville 16 Savannah 29

Wealth Management 900+ Relationships 20,000+ Retail investment accounts 110+ Team members See Endnote 9 $5,121 $4,171 $3,940 $3,828 $3,406 $1,620 2Q 2017 2016 2015 2014 2013 2012 Assets Under Management or Care in millions $12,393 $19,764 $20,117 $18,344 $12,661 $6,360 2Q 2017 2016 2015 2014 2013 2012 Wealth Noninterest Income in thousands

Mortgage Market Share - #3 in South Carolina Retail Mortgage: 81 originators (8 new in 2017) Online mortgage application process Servicing Portfolio: $2.8 Billion Mortgage Banking See Endnote 10 $816 $1,404 $1,379 $1,195 $1,668 $2,198 2Q 2017 2016 2015 2014 2013 2012 Mortgage Production in millions $10,764 $20,547 $21,761 $16,170 $9,149 $12,545 2Q 2017 2016 2015 2014 2013 2012 Mortgage Banking Noninterest Income in thousands

M&A Update Park Sterling Corporation

Mid single-digit EPS accretion post integration Less than 4% tangible book value dilution Tangible book value earnback in 3 to 4 years Preservation of strong capital position and balance sheet Financial Improved market share position in several metropolitan markets Meaningfully enhances competitive position and ability to attract talent in Charlotte Entrance into growth markets of Richmond and Raleigh ~70% of PSTB branches are in MSAs which SSB already operates Markets Strategic Combination of two great companies with complementary strengths Increases density and depth Extends footprint throughout the Carolinas, Georgia and into Virginia Common vision of the future of regional banking Management continuity and improved team talent across entire franchise Park Sterling Merger Rationale

South State Corporation (Nasdaq: SSB) Park Sterling Corporation (Nasdaq: PSTB) 0.14 shares of SSB common stock for each share of PSTB common stock $12.87 $690.8 million 100% stock 80% SSB / 20% PSTB 2 Directors to be appointed to SSB’s Board of Directors, including Jim Cherry Regulatory and shareholder approvals from both SSB and PSTB 4th Quarter 2017 Buyer Seller Fixed Exchange Ratio Implied Price per Share Aggregate Transaction Value Consideration Ownership Split Board Representation Required Approvals Expected Closing Employment Agreements with Bryan Kennedy & Don Truslow Management Retention Park Sterling Transaction Terms See Endnote 11

Park Sterling Transaction Assumptions

Purchase Accounting	• Net credit mark of $49.5 million
	  • Gross credit mark of $61 million (2.4%) less existing net credit discount of $11.5 million
	• Other Adjustments of ~$4.2 million
	  • Includes adjustments to Fixed Assets, OREO, Securities etc.
	• Cumulative Impact to net assets of ($45.3) million

Expense Savings	• Expected to be ~$28 million pre-tax
	  • 75% realized in 2018 and 100% thereafter
	  • ~35% of PSTB's noninterest expense

Pro Forma Capital	• Tangible Common Equity / Tangible Assets: ~8.7 % • Total Capital Ratio: ~12.6 %
Merger Costs	• Approximately $50 million after-tax
Durbin Amendment	• Incremental annual impact of lost interchange revenue is ~$2 million pre-tax
CDI	• Core deposit intangible equal to 1.5% amortized over 10 years using SYD method

27

SOUTH STATE CORPORATION

Pro Forma Highlights SSB + PSTB (183) Wilmington Myrtle Beach Charleston Savannah Spartanburg Greenville Atlanta Athens Augusta Columbia Raleigh Charlotte Richmond Pro Forma Overview See Endnote 12 Assets $14.5 bn Loans 10.4 Deposits 11.5 Branches 183 Loans / Deposits 90% Market Cap $3.3 bn Employees 2,600

Combined Counties of Operation (1) Pro Forma County Market Share #1 to #5 #6 to #10 Greater than #10 V A S C G A N C Atlanta Athens Gainsville Raleigh Charlotte Greenville Columbia Augusta Savannah Charleston Richmond Wilmington Myrtle Beach Pro Forma Market Share See Endnote 13 Deposits Market Rank Institution Branches ($bn) Share 1 Wells Fargo & Co. 411 $39.9 19.7% 2 Bank of America Corp. 234 36.0 17.7 3 BB&T Corp. 283 21.5 10.6 4 SunTrust Banks Inc. 208 15.5 7.6 5 First Citizens BancShares Inc. 206 11.5 5.7 Pro Forma 183 11.3 5.5 6 South State Corp. 129 8.8 4.3 7 Synovus Financial Corp. 58 5.0 2.5 8 United Community Banks Inc. 69 4.9 2.4 9 Toronto-Dominion Bank 65 4.0 2.0 10 PNC Financial Services Group Inc. 71 2.4 1.2 11 Regions Financial Corp. 69 3.2 1.6 12 F.N.B. Corp. 33 2.8 1.4 13 Fifth Third Bancorp 42 2.5 1.2 14 Park Sterling Corp. 54 2.5 1.2 15 Capital Bank Financial Corp. 38 2.0 1.0 16 Brand Group Holdings Inc. 8 2.0 1.0 17 Pinnacle Financial Partners Inc. 36 1.7 0.9 18 Bank of the Ozarks Inc. 32 1.7 0.8 19 Union Bankshares Corp. 28 1.5 0.8 20 Carolina Financial Corp. 30 1.5 0.7

Better Positioned in top C&I Markets

Top 25 MSAs by C&I Sales

Rank	Market Name	Total C&I Sales ($bn)	Total C&I Businesses
1	Atlanta-Sandy Springs-Roswell, GA	183.6	35,686
2	Washington-Arlington-Alexandria, DC-VA-MD-WV	116.9	31,466
3	**Charlotte-Concord-Gastonia, NC-SC**	**90.2**	**15,854**
4	Virginia Beach-Norfolk-Newport News, VA-NC	50.5	9,126
5	**Richmond, VA**	**49.7**	**8,253**
6	Greensboro-High Point, NC	41.1	6,065
7	**Raleigh, NC**	**40.4**	**7,369**
8	**Greenville-Anderson-Mauldin, SC**	**40.0**	**5,378**
9	**Columbia, SC**	**25.6**	**4,547**
10	Winston-Salem, NC	24.4	3,932
11	**Spartanburg, SC**	**24.3**	**2,154**
12	**Charleston-North Charleston, SC**	**24.1**	**4,475**
13	Chattanooga, TN-GA	21.8	3,779
14	Durham-Chapel Hill, NC	19.4	3,306
15	**Augusta-Richmond County, GA-SC**	**18.6**	**3,285**
16	Asheville, NC	18.3	3,371
17	Hickory-Lenoir-Morganton, NC	17.1	2,638
18	Roanoke, VA	15.6	2,415
19	Kingsport-Bristol-Bristol, TN-VA	13.7	1,988
20	**Savannah, GA**	**13.3**	**2,797**
21	Fayetteville, NC	11.0	2,134
22	Columbus, GA-AL	9.9	1,794
23	**Wilmington, NC**	**8.5**	**2,085**
24	**Myrtle Beach-Conway-North Myrtle Beach, SC-NC**	**8.3**	**2,694**
25	Charlottesville, VA	6.7	1,720


Richmond
Raleigh
Charlotte
Greenville
Gainsville
Columbia
Wilmington
Athens
Atlanta
Augusta
Myrtle Beach
Charleston
Savannah
Total C&I Sales By MSA
> $40.0 billion
$4.7 billion - $40.0 billion
$2.8 billion - $4.7 billion
$1.7 billion - $2.8 billion
< $1.7 billion

30 See Endnote 14

SOUTH STATE CORPORATION

Transaction Multiples SSB Trading Multiples Price / Tangible Book Value: 236% 289% Price / 2017 Earnings: 21.8 x 22.0 x Other Transaction Data Market Premium: 2.8% PSTB Dividend Increase: 15.5% Multiples Comparison See Endnote 15

Supplemental

Durbin amendment imposes a cap on interchange fees from debit card transactions Results in ~45% reduction in card revenue Effective: July 2018 EPS impact: ~ $0.30 annually Crossing $10 Billion: Interchange Fees Lost Revenue (before tax) South State Bank $14 million Georgia Bank & Trust 1 Park Sterling Bank 2 Total $17 million

Loan Portfolio Mix - 2Q 2017 $2,192 $8,184 In millions

Loan Portfolio Mix Trends In millions $3,631 $5,698 $5,723 $6,008 $6,684

12/31/2008 6/30/2017 Consumer Owner Occupied 22.3% 32.8% Commercial Owner Occupied 18.3 18.6 Commercial Income Producing 14.3 15.6 Commercial Non-Real Estate 10.9 11.0 Construction 8.0 7.3 Land 15.1 3.3 Consumer Non-Real Estate 4.0 6.7 Other Income Producing 7.1 4.1 Loans in Transit/ Misc. 0.8 Pre and Post Crisis Loan Mix 10.6% 23.1%

Stratification of Loan Portfolio Avg Size (in thousands) All Loans $115 Commercial 296 Mortgage 202 Consumer 29% 28,900 71,201 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 0 20 40 60 80 100 12/31/2010 6/30/2017 < $100m $100m - $499m $500m - $999m $1M+ # of Active Notes

Transaction Deposit Mix Online Banking ~ 225,000 users Mobile App users ~ 123,000 users (8% increase linked quarter) Mobile Deposits (monthly) ~ 160,000 transactions (26% increase linked quarter) Number of Accounts See Endnote 16 119,249 accounts Interest Bearing $5,365 Non - Interest Bearing $2,635 Account Balance in Millions Interest Bearing 30% Non - Interest Bearing 70% 274,191 accounts

Investment Portfolio Mix See Endnote 17 Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.57% Weighted Average Life 3.9 years Modified Duration 3.5 years Total Carrying Value $1.33 Billion

Revenue Diversification See Endnote 18 2012 2013 2014 2015 2016 2Q 2017 74% 77% 74% 72% 70% 73% 26% 23% 26% 28% 30% 27% Noninterest Income Net Interest Income

M&A History and Asset Growth 2010 2011 2012 2013 2014 2015 2016 2017 $7.8 $3.6 $7.9 $5.1 $8.6 $3.9 $14.5 $8.9 Community Bank & Trust $1.0 Bn Jan-2010 BankMeridian $234 MM Jul-2011 First Financial Holdings, Inc. $3.2 Bn Jul-2013 Peoples Bancorporation $546 MM Apr-2012 Savannah Bancorp, Inc $950 MM Dec-2012 Bank of America Branch Acquisition $438 MM Aug-2015 Habersham Bank $360 MM Feb-2011 ASSETS: in Billions (Estimates) Southeastern Bank Financial Corp. $1.8 Bn Jan-2017 Park Sterling Corporation $3.3 Bn Q4 2017

Market Share


North Carolina
Raleigh
Greenville
Asheville
Charlotte
Greenville
Wilmington
Gainesville
Athens
Columbia
Atlanta
South Carolina
Myrtle Beach
Augusta
Macon
Charleston
Georgia
Savannah
#1 to #5
Greater than#5

42
See Endnote 19
SOUTH STATE CORPORATION

SSB Footprint Market Share See Endnote 20 1 Wells Fargo 20.3% 2 Bank of America 13.7 3 BB&T 11.5 4 South State Bank 7.3 5 First Citizens 6.2 6 SunTrust 5.7 7 Synovus 3.8 8 TD Bank 3.2 9 United Community 2.2 10 Regions 2.0 Total $118 Billion 100%

Mortgage Market Share See Endnote 21 South Carolina 1 Wells Fargo 8.2% 2 Quicken Loans 5.0 3 South State Bank 4.5 4 BB&T 3.6 5 Bank of America 3.3 North Carolina 1 Wells Fargo 8.9% 2 State Employees’ CU 5.8 3 BB&T 5.0 4 Quicken Loans 4.8 5 Movement Mortgage 3.6 52 South State Bank 0.4 Georgia 1 Wells Fargo 8.2% 2 Quicken Loans 5.2 3 SunTrust 4.1 4 Fidelity Bank 3.4 5 Bank of America 2.6 64 South State Bank 0.9

Demographic Highlights See Endnote 22 MSA Population Growth Projected Change 2018 - 2023 State Population Growth Projected Change 2018 - 2023 9.96% 8.46% 8.29% 7.22% 6.98% 6.60% 6.12% 5.56% 4.45% 3.50% Myrtle Beach Charleston Hilton Head Charlotte Wilmington Savannah Greenville Columbia Augusta US 5.83% 5.03% 5.02% 3.50% South Carolina Georgia North Carolina US

Economic Highlights GEORGIA SOUTH CAROLINA Greenville Charleston Hilton Head Atlanta Myrtle Beach Charlotte Raleigh NORTH CAROLINA Columbia Gainesville Savannah Wilmington Athens Augusta

Unemployment Rates See Endnote 23 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 National North Carolina South Carolina Georgia 4.7% 4.3% 4.1% 3.9%

Average Household Income See Endnote 24 25,900 to 35,000 35,000 to 45,000 45,000 to 55,000 55,000 to 65,000 65,000 to 75,000 75,000 to 97,900 Median Household Income ($) Greenville Charleston Hilton Head Atlanta Myrtle Beach Charlotte Raleigh Columbia Gainesville Savannah Wilmington Augusta

Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods NAB Research LLC Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

Endnotes

1. Source: SNL Financial as of 9/6/17
2. Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.
3. Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, and FDIC loss share early termination.
4. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans.
5. NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. ALLL / NPLs include Non-acquired only. NCOs / Average Loans include Non-acquired only.
6. Dividend paid for 161 consecutive quarters since 1976. Prior to 1976, dividends were paid semi-annually. 2Q 2017 dividend declared 7/20/2017, with a record date of 8/11/2017, and paid 8/18/2017.
7. Acquired loans are net of purchase accounting adjustments.
8. Concentration limits calculated with bank level RBC.
9. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions.
10. Source: SNL Financial, 2015 HMDA operating company market share.
11. Pricing data as of 4/26/2017.
12. Source: SNL Financial. Pro Forma Highlights exclude purchase accounting adjustments. Pricing data as of 4/26/2017
13. Source: SNL Financial. Deposit data as of 6/30/16. Includes combined counties of operation for SSB and PSTB; excludes money center or super regional bank branches with greater than $1.0 billion in deposits.
14. Source: SNL Financial. Demographic data as of 6/30/16. Gray highlighted MSA's denote pro forma markets of operations. Includes companies classified with the NAIC's as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing.
15. Source: SNL Financial. Pricing data as of 4/26/2017. Price / Tangible Book Value (TBV) based on PSTB's TBV per share of $5.45 as of 3/31/2017. Price / 2017 Earnings based on FactSet consensus estimates. Market Premium based on PSTB's closing price of $12.52 as of 4/26/2017. PSTB Dividend Increase based on quarterly dividend per share of $0.04 and SSB's quarterly dividend per share of $0.33.
16. Source: SNL Financial. Deposit data as of 6/30/2016; financial data as of or for the three months ended 12/31/2016. Includes DDA's, NOW's, IOLTA's, and 1031 exchange deposits.
17. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
18. Total Income= Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
19. Source: SNL Financial as of 9/6/17
20. Source: SNL Financial as of 9/6/17. Excludes branches with deposits greater than $1 Billion.
21. Source: SNL Financial as of 9/6/17. HMDA data as of 12/31/15.
22. Source: SNL Financial as of 9/6/17
23. Source: St. Louis Federal Reserve as of 7/1/17
24. Source: SNL Financial

50

SOUTH STATE CORPORATION

Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

Charlotte NORTH CAROLINA SOUTH CAROLINA GEORGIA Greenville Gainesville Athens Atlanta Columbia Augusta Aiken Wilmington Myrtle Beach Georgetown Charleston Gilton Head Island Savannah